POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") registration statement on Form S-1 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements (including registration statements and post-effective amendments filed pursuant to Rule 462(b) or (c) of the Act) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments or supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of June 1996.



                                            /s/ Ronald O. Perelman
                                            -------------------------
                                            RONALD O. PERELMAN

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") registration statement on Form S-1 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements (including registration statements and post-effective amendments filed pursuant to Rule 462(b) or (c) of the Act) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments or supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of June 1996.




                                            /s/ Howard Gittis
                                            --------------------
                                            HOWARD GITTIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") registration statement on Form S-1 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements (including registration statements and post-effective amendments filed pursuant to Rule 462(b) or (c) of the Act) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments or supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of June 1996.






                                            /s/ Theo W. Folz
                                            -------------------
                                            THEO W. FOLZ

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") registration statement on Form S-1 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements (including registration statements and post-effective amendments filed pursuant to Rule 462(b) or (c) of the Act) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments or supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regula-tory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of June 1996.




                                            /s/ Gary R. Ellis
                                            -----------------------
                                            GARY R. ELLIS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Glenn P. Dickes, Gary R. Ellis and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the CONSOLIDATED CIGAR HOLDINGS INC. (the "Corporation") registration statement on Form S-1 or other appropriate form (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements (including registration statements and post-effective amendments filed pursuant to Rule 462(b) or (c) of the Act) to the Registration Statement and any instrument, contract, document or other writing, of or in connection with the Registration Statement or amendments or supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of June 1996.




                                            /s/ James M. Parnofiello
                                            ---------------------------
                                            JAMES M. PARNOFIELLO